Exhibit 99.2
CS Fund General Partners LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2008
(With Independent Auditor’s Report Thereon)

TABLE OF CONTENTS
FINANCIAL SECTION

L.L. Bradford & Company, LLC
8880 W Sunset Road
Third Floor
Las Vegas, Nevada 89148
(702) 735-5030
INDEPENDENT AUDITOR’S REPORT
To the Partners
CS Fund General Partner LLC
St. Paul, Minnesota
We have audited the accompanying balance sheet of CS Fund General Partner, LLC as of December 31, 2008, and the related statements of operations, changes in partners’ capital, and cash flows for year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CS Fund General Partner, LLC as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC
Las Vegas, Nevada
September 14, 2009

CS FUND GENERAL PARTNER, LLC
BALANCE SHEET
DECEMBER 31, 2008

ASSETS

Total assets	$—

LIABILITIES

Total liabilities	$—

PARTNERS’ CAPITAL

Total partners’ capital	—

Total liabilities and partners’ capital	$—

See Accompanying Notes to Financial Statements

 2

CS FUND GENERAL PARTNER, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Revenues	$—

Expenses	—

Net income	$—

See Accompanying Notes to Financial Statements

 3

CS FUND GENERAL PARTNER, LLC
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2008

General Partner’s
Deficit
Balance, December 31, 2007	$—

Balance, December 31, 2008	$—

See Accompanying Notes to Financial Statements

4

CS FUND GENERAL PARTNER, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008

Cash flows from operating activities:
Net income	$—
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities:	—

Net cash provided by operating activities	—

Cash flows from investing activities:

Net cash used by investing activities	—

Cash flows from financing activities:
Net cash provided by financing activities	—

Net change in cash and cash equivalents	—

Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$—

See Accompanying Notes to Financial Statements

5

CS FUND GENERAL PARTNERS LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
1. Summary of Significant Accounting Policies
Nature of Business – CS Fund General Partner, LLC (formerly Hennessey Financial Fund General Partner, LLC) (the “CSFGP”), a Delaware limited liability company, is the general partner of Capital Solutions Monthly Income Fund, L.P. (formerly Hennessey Financial Monthly Income Fund, LP), a Delaware limited partnership, formed to achieve advantageous rates of return through purchasing secured, but subordinated, notes relating to the financing of residential and commercial real estate development, construction, and investment property. Generally, Capital Solutions Monthly Income Fund, L.P. has recognized a net loss and pursuant to the partnership agreement, the losses are first allocated to members with a positive capital balance. Since inception through December 31, 2008, no net income/loss has been allocated to the CSFGP as it has no capital balance. The CSFGP maintains an equity ownership in the Capital Solutions Monthly Income Fund, L.P. which varies as limited partners are admitted to the fund however the percent has generally been less than 5%.
Basis of Accounting –CSFGP uses the accrual method of accounting for financial reporting purposes.
Income Taxes – CSFGP is not a taxpaying entity for federal and state income tax purposes. Each member’s allocable share of the member’s taxable income or loss is taxed on the member’s income tax returns. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.
Recently Issued Accounting Pronouncements
On January 1, 2008, we adopted FAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FASB Statement No. 115 (“FAS 159”). FAS 159 permits companies to choose to measure certain financial assets and liabilities at fair value (the “fair value option”). If the fair value option is elected, any upfront costs and fees related to the item must be recognized in earnings and cannot be deferred, e.g. debt issue costs. The fair value election is irrevocable and may generally be made on an instrument-by-instrument basis, even if a company has similar instruments that it elects not to fair value. At the adoption date, unrealized gains and losses on existing items for which fair value has been elected are reported as a cumulative adjustment to beginning retained earnings.
On January 1, 2008, we also adopted FAS No. 157, Fair Value Measurements (“FAS 157”), as required for financial assets and liabilities, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. In February 2008, the FASB issued FASB Staff Position No. 157-2, a one-year deferral of FAS 157’s fair value measurement requirements for non-financial assets and liabilities that are not required or permitted to be measured at fair value on a recurring basis. The adoption of FAS 157 for our financial assets and liabilities did not have a material impact on our consolidated financial statements. We do not expect the adoption of FAS 157 as it pertains to non-financial assets and liabilities to have a material impact on our consolidated financial statements.
Under FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. “the exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various valuation approaches, including quoted market prices and discounted cash flows. FAS 157 also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect a company’s judgment concerning the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is broken down into three levels based on the reliability of inputs as follows:

6

CS FUND GENERAL PARTNERS LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
•	Level 1 – Valuations based on quoted prices in active markets for identical instruments that the Company is able to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

•	Level 2 – Valuations based on quoted prices in active markets for instruments that are similar, or quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement, which utilize the Company’s estimates and assumptions.
If the volume and level of activity for an asset or liability have significantly decreased, we will evaluate our fair value estimate in accordance with FSP FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 became effective for interim and annual reporting periods ending after June 15, 2009. In addition, since we are a publicly traded company, we are required, by FSP FAS 107-1 and ABP 28-1, “Interim Disclosure about Fair Value of Financial Instruments”, to make our fair value disclosures for interim reporting periods.
In December 2007, the Accounting Standards Board (“FASB”) issued Financial Accounting Statement (“SFAS”) No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”). SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree, and the goodwill acquired. SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS 141R is effective for the Partnership with respect to business combinations for which the acquisition date is on or after January 1, 2009. The Partnership is currently evaluating the potential impact, if any, of the adoption of SFAS 141R on the consolidated financial position, results of operations, and disclosures.
In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of noncontrolling owners. SFAS 160 is effective for the Partnership as of January 1, 2009. The Partnership is currently evaluating the potential impact, if any, of the adoption of SFAS 160 on the consolidated financial position, results of operations, and disclosures.
In May 2008, FASB issued Financial Accounting Statement (“SFAS”) No. 162, “The Hierarchy of Generally Accepted Accounting Principles (“GAAP”). The GAAP hierarchy is currently set forth in the American Institute of Certified Public Accountants (“AICPA”) Statement on Auditing Standards No. 69, the Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. Auditing Standards No. 69 is (1) directed to the auditor, (2) is complex, and (3) ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as the FASB Statements of Financial Accounting Statements, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should reside in the accounting literature established by the FASB and instead of being directed to the auditor, should be directed to entities since they are responsible for selecting accounting principles for financial statements that are presented in accordance with GAAP. This statement is to become effective 60 days following the Security and Exchange Commission’s (“SEC”) approval of the Accounting Oversight Board amendments

7

CS FUND GENERAL PARTNERS LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. The Company does not expect any significant financial impact upon adoption of SFAS No. 162.
Management’s Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
2. Subsequent Events
In June of 2009 a definitive merger agreement was entered into by True North Finance Corporation and CS Fund General Partner, LLC. The merger was completed on June 30, 2009. Pursuant to the terms of the Merger, the equity holder of CS Fund General Partner, LLC (Transactional Finance, LLC) acquired 37,331,993 shares of common stock constituting 70% of voting control of True North Finance Corporation. CS Fund General Partner, LLC is the general partner of Capital Solutions Monthly Income Fund, L.P. Also on June 30, 2009 True North Finance Corporation issued 40,000 shares of Preferred stock to Capital Solutions Monthly Income Fund, L.P. in exchange for limited partner interest. 37,320 shares of preferred stock was simultaneously distributed to the limited partners in complete liquidation of their capital accounts.
Certain limited partners indicated an interest in converting their limited partner interests to Series 1 Notes. Accordingly, they did not receive preferred stock and remained as limited partners on June 30, 2009. They are reflected on the balance sheet as non-controlling interests. In July, their limited partnership interests were liquidated in exchange for Series 1 Notes. After the acquisition of the limited partner interests, True North Finance Corporation owns 100% of total limited partner’s interest in the partnership. As a result of these transactions, the Company obtained control of Capital Solutions Monthly Income Fund, L.P and True North Finance Corporation.
As a result of accounting for the Merger as a reverse acquisition, True North Finance Corporation’s assets and liabilities and Capital Solutions Monthly Income Fund, L.P.’s assets and liabilities as of June 30, 2009, the closing date of the Merger, have been incorporated into CS Fund General Partner, LLC’s balance sheet based on the fair values of the net assets acquired, which equaled the consideration paid for the acquisition. SFAS No 141R requires an allocation of the acquisition consideration to the individual assets and liabilities. Further, the Company’s operating results (post-Merger) include CS Fund General Partner, LLC operating results prior to the date of the closing and the results of the combined entity following the closing of the Merger. Although CS Fund General Partner, LLC was considered the acquiring entity for accounting purposes, the Merger was structured so that CS Fund General Partner, LLC became a wholly owned subsidiary of True North Finance Corporation.

8

CS Fund General Partners LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2007
(With Independent Auditor’s Report Thereon)

TABLE OF CONTENTS
FINANCIAL SECTION

L.L. Bradford & Company, LLC
8880 W Sunset Road
Third Floor
Las Vegas, Nevada 89148
(702) 735-5030
INDEPENDENT AUDITOR’S REPORT
To the Partners
CS Fund General Partner LLC
St. Paul, Minnesota
We have audited the accompanying balance sheet of CS Fund General Partner, LLC as of December 31, 2007, and the related statements of operations, changes in partners’ capital, and cash flows for year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CS Fund General Partner, LLC as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC
Las Vegas, Nevada
September 14, 2009

CS FUND GENERAL PARTNER, LLC
BALANCE SHEET
DECEMBER 31, 2007

ASSETS

Total assets	$—

LIABILITIES

Total liabilities	$—

PARTNERS’ CAPITAL

Total partners’ capital	—

Total liabilities and partners’ capital	$—

See Accompanying Notes to Financial Statements

CS FUND GENERAL PARTNER, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Revenues	$—

Expenses	—

Net income	$—

See Accompanying Notes to Financial Statements

CS FUND GENERAL PARTNER, LLC
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2007

General Partner’s
Deficit
Balance, December 31, 2007	$—

Balance, December 31, 2008	$—

See Accompanying Notes to Financial Statements

CS FUND GENERAL PARTNER, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

Cash flows from operating activities:
Net income	$—
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities:	—

Net cash provided by operating activities	—

Cash flows from investing activities:

Net cash used by investing activities	—

Cash flows from financing activities:
Net cash provided by financing activities	—

Net change in cash and cash equivalents	—

Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$—

See Accompanying Notes to Financial Statements

CS FUND GENERAL PARTNERS LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
1.	Summary of Significant Accounting Policies

Nature of Business — CS Fund General Partner, LLC (formerly Hennessey Financial Fund General Partner, LLC) (the “CSFGP”), a Delaware limited liability company, is the general partner of Capital Solutions Monthly Income Fund, L.P. (formerly Hennessey Financial Monthly Income Fund, LP), a Delaware limited partnership, formed to achieve advantageous rates of return through purchasing secured, but subordinated, notes relating to the financing of residential and commercial real estate development, construction, and investment property. Generally, Capital Solutions Monthly Income Fund, L.P. has recognized a net loss and pursuant to the partnership agreement, the losses are first allocated to members with a positive capital balance. Since inception through December 31, 2007, no net income/loss has been allocated to the CSFGP as it has no capital balance. The CSFGP maintains an equity ownership in the Capital Solutions Monthly Income Fund, L.P. which varies as limited partners are admitted to the fund however the percent has generally been less than 5%.

Basis of Accounting — CSFGP uses the accrual method of accounting for financial reporting purposes.

Income Taxes — CSFGP is not a taxpaying entity for federal and state income tax purposes. Each member’s allocable share of the member’s taxable income or loss is taxed on the member’s income tax returns. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

Recently Issued Accounting Pronouncements

On January 1, 2008, we adopted FAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FASB Statement No. 115 (“FAS 159”). FAS 159 permits companies to choose to measure certain financial assets and liabilities at fair value (the “fair value option”). If the fair value option is elected, any upfront costs and fees related to the item must be recognized in earnings and cannot be deferred, e.g. debt issue costs. The fair value election is irrevocable and may generally be made on an instrument-by-instrument basis, even if a company has similar instruments that it elects not to fair value. At the adoption date, unrealized gains and losses on existing items for which fair value has been elected are reported as a cumulative adjustment to beginning retained earnings.

On January 1, 2008, we also adopted FAS No. 157, Fair Value Measurements (“FAS 157”), as required for financial assets and liabilities, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. In February 2008, the FASB issued FASB Staff Position No. 157-2, a one-year deferral of FAS 157’s fair value measurement requirements for non-financial assets and liabilities that are not required or permitted to be measured at fair value on a recurring basis. The adoption of FAS 157 for our financial assets and liabilities did not have a material impact on our consolidated financial statements. We do not expect the adoption of FAS 157 as it pertains to non-financial assets and liabilities to have a material impact on our consolidated financial statements.

Under FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. “the exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various valuation approaches, including quoted market prices and discounted cash flows. FAS 157 also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect a company’s judgment concerning the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is broken down into three levels based on the reliability of inputs as follows:

CS FUND GENERAL PARTNERS LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
•	Level 1 — Valuations based on quoted prices in active markets for identical instruments that the Company is able to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

•	Level 2 — Valuations based on quoted prices in active markets for instruments that are similar, or quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement, which utilize the Company’s estimates and assumptions.
If the volume and level of activity for an asset or liability have significantly decreased, we will evaluate our fair value estimate in accordance with FSP FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 became effective for interim and annual reporting periods ending after June 15, 2009. In addition, since we are a publicly traded company, we are required, by FSP FAS 107-1 and ABP 28-1, “Interim Disclosure about Fair Value of Financial Instruments”, to make our fair value disclosures for interim reporting periods.

In December 2007, the Accounting Standards Board (“FASB”) issued Financial Accounting Statement (“SFAS”) No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”). SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree, and the goodwill acquired. SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS 141R is effective for the Partnership with respect to business combinations for which the acquisition date is on or after January 1, 2009. The Partnership is currently evaluating the potential impact, if any, of the adoption of SFAS 141R on the consolidated financial position, results of operations, and disclosures.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of noncontrolling owners. SFAS 160 is effective for the Partnership as of January 1, 2009. The Partnership is currently evaluating the potential impact, if any, of the adoption of SFAS 160 on the consolidated financial position, results of operations, and disclosures.

In May 2008, FASB issued Financial Accounting Statement (“SFAS”) No. 162, “The Hierarchy of Generally Accepted Accounting Principles (“GAAP”). The GAAP hierarchy is currently set forth in the American Institute of Certified Public Accountants (“AICPA”) Statement on Auditing Standards No. 69, the Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. Auditing Standards No. 69 is (1) directed to the auditor, (2) is complex, and (3) ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as the FASB Statements of Financial Accounting Statements, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should reside in the accounting literature established by the FASB and instead of being directed to the auditor, should be directed to entities since they are responsible for selecting accounting principles for financial statements that are presented in accordance with GAAP. This statement is to become effective 60 days following the Security and Exchange Commission’s (“SEC”) approval of the Accounting Oversight Board amendments

CS FUND GENERAL PARTNERS LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. The Company does not expect any significant financial impact upon adoption of SFAS No. 162.

Management’s Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Subsequent Events

In June of 2009 a definitive merger agreement was entered into by True North Finance Corporation and CS Fund General Partner, LLC. The merger was completed on June 30, 2009. Pursuant to the terms of the Merger, the equity holder of CS Fund General Partner, LLC (Transactional Finance, LLC) acquired 37,331,993 shares of common stock constituting 70% of voting control of True North Finance Corporation. CS Fund General Partner, LLC is the general partner of Capital Solutions Monthly Income Fund, L.P. Also on June 30, 2009 True North Finance Corporation issued 40,000 shares of Preferred stock to Capital Solutions Monthly Income Fund, L.P. in exchange for limited partner interest. 37,320 shares of preferred stock was simultaneously distributed to the limited partners in complete liquidation of their capital accounts.

Certain limited partners indicated an interest in converting their limited partner interests to Series 1 Notes. Accordingly, they did not receive preferred stock and remained as limited partners on June 30, 2009. They are reflected on the balance sheet as non-controlling interests. In July, their limited partnership interests were liquidated in exchange for Series 1 Notes. After the acquisition of the limited partner interests, True North Finance Corporation owns 100% of total limited partner’s interest in the partnership. As a result of these transactions, the Company obtained control of Capital Solutions Monthly Income Fund, L.P and True North Finance Corporation.

As a result of accounting for the Merger as a reverse acquisition, True North Finance Corporation’s assets and liabilities and Capital Solutions Monthly Income Fund, L.P.’s assets and liabilities as of June 30, 2009, the closing date of the Merger, have been incorporated into CS Fund General Partner, LLC’s balance sheet based on the fair values of the net assets acquired, which equaled the consideration paid for the acquisition. SFAS No 141R requires an allocation of the acquisition consideration to the individual assets and liabilities. Further, the Company’s operating results (post-Merger) include CS Fund General Partner, LLC operating results prior to the date of the closing and the results of the combined entity following the closing of the Merger.

Although CS Fund General Partner, LLC was considered the acquiring entity for accounting purposes, the Merger was structured so that CS Fund General Partner, LLC became a wholly owned subsidiary of True North Finance Corporation.”

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